March 31, 1999

annual

report

Calvert
New Africa Fund

Calvert
New Africa Fund

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Suite 1000 North
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Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund




     printed on recycled paper
     using soy-based inks

Table
of
Contents
President's Letter
1

Portfolio
Manager Remarks
2

Report of Independent Accountants
5
Schedule
of Investments
6
Statement
of Assets and Liabilities
8
Statement
of Operations
9
Statements
of Changes in
Net Assets
10
Notes to
Financial Statements
12
Financial Highlights
15
Results from Shareholder Meeting
17
Y2K Update
18

Dear Shareholders:
The stock market appears to be on its way to a fifth straight year of 20% plus returns. The pundits are running out of superlatives. The Dow Jones Industrial Average produced a total return of 25.86%, closing-in a record breaking 10,000 level near the end of the March quarter. The NASDAQ Composite Index, supercharged by the technology sector, generated a total return of 45.57% over the same six-month period.

The current economic environment for investors is exceedingly positive. Interest rates and inflationary expectations are low and the US economy remains in an expansion mode. The world's largest economy is now in its fifth year of GDP growth in excess of 4%.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term US Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the months ahead.

Sincerely,



Barbara J. Krumsiek
President and CEO
April 28, 1999

Clifford Mpare
of
New Africa Advisers

How did the Fund perform relative to its benchmark?
For the year ended March 31, 1999, the Calvert New Africa Fund ("the Fund") had a return of -26.61% compared to a return of --29.87% for the Morgan Stanley South Africa Index ("the benchmark").

The Fund's outperformance versus the benchmark was driven by two factors: good country allocation and good stock selection in these countries.

How did current events affect your strategy for the Fund?
The nine months ending December 31, 1998 were dominated by an emerging market debt crisis fueled by the virtual collapse of the Russian economy. One consequence of this crisis was that emerging markets were charged a higher risk premium because Russia had essentially defaulted on its sovereign debt, thus, emerging market bond yields soared and liquidity for these securities declined substantially.

The debt crisis effects on African markets were twofold. The first effect was the rapid decline in global commodity prices, and the second was the continued currency speculation and reduction in liquidity.

Southern African countries were the hardest hit by these changes. These countries are net importers of oil and benefited from lower oil prices, but their exports are made up of primary commodities for which demand and prices fell. As a result of these global shocks, South Africa experienced negative GDP growth for 2 consecutive quarters (the 3rd and 4th 1998) and consequently fell into a technical recession. Overall, Northern and Western African markets were relatively unscathed by the emerging market debt crises and these markets provided some stability into the first quarter of 1999.
The West African countries are also net importers of oil, and their economies are more dependent on agriculture than the rest of Africa. Fortunately, prices for tropical agricultural products, particularly cocoa, robusta coffee and tea remained relatively strong and provided the momentum for increased economic activity in many countries. Egypt has had strong economic growth over the last few years, so lower oil prices and lower tourist receipts caused it to slow down to a reasonable GDP growth level of 5 percent. Morocco and Tunisia also benefited from lower oil prices and the end of the drought season.

Over the last 5 years, Africa has received less than 5% of all foreign direct investment (FDI) provided to emerging markets. This small amount of FDI meant that there could be no capital outflows of the scale that destabilized Eastern Europe, Asia and Latin America.

The South African market did register strong gains during the three months ending March 31, 1999 despite the economy being in a technical recession. Consumers continue to be highly leveraged and interest rates are still quite high. Although improving, the country still has a balance of payments problem and a shortage of skilled and affordable labor. South Africa's industries suffer from weak productivity and are struggling to be globally competitive. Given the macroeconomic outlook for South Africa over the next nine months, the investment team believes that the run-up in its market during the quarter is not sustainable for the rest of the year given the underlying fundamentals in the economy.

 The investment team has continued to pursue a dynamic pan-African diversification strategy. By the end of 1998 the Fund's allocation to the South African market was 24 percent and its allocation to the Egyptian market increased to about 18 percent. The Moroccan market, which has registered strong capital gains over the last three years, represented the Fund's third highest allocation at 10 percent. During the first quarter of 1999, the Fund gained exposure to the West African regional exchange in the Ivory Coast for the first time since its inception; it has a 5 percent allocation to this market at quarter's end. The allocations to South Africa and Egypt are at 31 and 24 percent, respectively. The Fund has zero exposure to the Zimbabwean market at this time because the benefits of investing in this market are significantly outweighed by the political and economic risks that exist in that economy.

Where do you see African markets and economies heading in the future?
The goal of our pan-African diversification strategy is to gain exposure to undervalued investment opportunities in the smaller markets in Africa. We believe that as these markets move to more appropriate valuations which better represent the underlying macroeconomic fundamentals, the Fund should benefit. To this end, we expect the markets in Tunisia, the Ivory Coast and Egypt to outperform their African peers over the medium term therefore we expect to increase the amount invested in these markets going forward.

April 28, 1999

Portfolio Statistics
March 31, 1999
Investment Performance

                                                  6 Months        12 Months
                                                     ended            ended
                                                   3/31/99          3/31/99
New Africa Fund,
Class A                                            (6.67%)         (26.61%)
MSCI South
Africa Index GD                                     18.58%         (29.87%)
Lipper Emerging
Markets Funds
Average                                             22.06%         (25.45%)
Ten Largest Stock Holdings

                                                            % of Net Assets
Arabian International Construction                                     9.8%
Real Africa Duroli                                                     5.6%
Sechaba Brewery                                                        5.3%
Malope Foods                                          4.9%
Sonatel                                                                4.8%
Illovo Suger                                                           4.6%
Dimension Data Holdings, LTD                                           4.1%
Social Security Bank                                                   4.0%
Olympic Groupo Financial Investments Co.                               3.9%
Industrial & Engineering Enterprise                                    3.8%
Total                                                                 50.5%
Asset Allocation

Stocks                                                                  95%
Bonds                                                                    --
Cash & Cash Equivalents                                                  5%
Total                                                                  100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.


Sources: Lipper Analytical Services, Inc. and Bloomberg

Portfolio
Statistics
March 31, 1999
Average Annual Total Returns

                                                             Class A shares
                                                              As of 3/31/99
One year                                          (30.17%)
Since inception                                                     (5.87%)
(4/12/95)

                                                             Class B shares
                                                              As of 3/31/99
Since inception                                                    (29.46%)
(6/1/98)

                                                             Class C shares
                                                              As of 3/31/99
Since inception                                                    (26.49%)
(6/1/98)
Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the Index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

Portfolio Statistics
March 31, 1999

Top Five Economic Sectors

                                                          % of Market Value
Construction                                                         17.78%
Banking                                                              13.00%
Food                                                11.09%
Beverages                                                             9.19%
Manufacturing and
Distribution                                                          8.00%

Portfolio Characteristics

                                                New Africa       msci south
                                                      Fund     africa Index
Number of Stocks                                        32               46
Median Market
Capitalization                                        0.12              N/A
(by portfolio weight)
Price/Earnings
Ratio                                                10.28            14.22
Yield                                                3.24%            2.39%
(return on capital investment)

Volatility Measure

                                                New Africa       msci south
                                                      Fund     africa Index
Beta                                    0.59          1.04
(Measure of volatility compared to the S&P 500 Stock Index (beta of 1). The higher the beta, the higher the risk and potential reward.)

Source: Vestek Systems, Inc.

Report of independent accountants



To the Board of Directors of Calvert New World Fund, Inc.
and Shareholders of Calvert New Africa Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, the statement of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Calvert New Africa Fund (the "Fund"), at March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

Baltimore, Maryland
April 16, 1999

Schedule of Investments
March 31, 1999

Equity Securities - 95.2%                           Shares            Value
Botswana - 6.3%
Sechaba Brewery                                    422,200         $458,404
Sefalana Holdings Co.                              105,300           81,502
                                                                    539,906
Egypt - 24.9%
Arabian International Construction *               103,428           842,45
Commercial International                             1,950           20,088
Egyptian Starch & Glucose Manufacturing Co.125       1,700
Industrial and Engineering Enterprise *             25,065          328,276
MISR Duty Free Shop Co. *                           33,000          326,809
Olympic Group Financial Investments Co.             77,000          339,089
Orascom Construction *                              22,000          292,066
                                                                  2,150,483
Ghana - 11.1%
Aluworks                                           272,630          315,701
Ashanti Goldfields LTD (GDR) *                           1                9
Guinness Ghana                                     790,000          294,045
Social Security Bank                               450,000          346,154
                                                                    955,909
Ivory Coast - 4.8%
Societe National Des Telecommunication *            10,200          417,065
                                                                    417,065
Kenya - 5.5%
Kenya Power & Lighting Co., LTD                    154,434          275,605
Uchumi Supermarkets                                257,492          198,071
                                                                    473,676
Mauritius - 1.8%
Mauritius Commercial Bank                           12,000           48,344
State Bank of Mauritius                            105,050           69,140
Sun Resorts                                         17,700           34,666
                                                                    152,150
Morocco - 8.7%
Banque Marocaine De Comm.                            4,542          307,337
ONA                                    3,100       317,505
Wafabank                               1,300       128,616
                                                                    753,458
South Africa - 32.1%
Adock Ingram (N Shares) *                                2                6
Africa Church *^#                                    2,500          125,000
Africa Church (Convertible Preferred) *^#            2,500          125,000
Boe, LTD *                                         166,000          148,172
Chariot Holdings *                                   6,919              101
City Lodge Hotels *                                      1                1
Comparex Holdings *                                 31,000          241,993
Dimension Data Holdings, LTD *                      79,069          351,603
First South Africa Corp. *                               4                9
Illovo Suger                                       397,700          400,169
Nu World Holdings *                                 22,500           73,031
Mossie Holdings *^                                      25          163,914
Malope Foods *                                    452,650           426,075

Equity Securities - (Cont'd)                        Shares            Value
South Africa (Cont'd)
New Africa Investments, LTD *                     135,870            89,305
Privest Group *                                     5,700            $3,376
Real Africa Duroli *                              325,628           483,547
Super Group, LTD *                                  1,907             3,838
Umbono Investment Corp. *                         736,700           131,516
                                                                  2,766,656

Total Equity Securities (Cost $7,734,538)                         8,209,303


TOTAL INVESTMENTS (Cost $7,734,538) - 95.2%      8,209,303
Other assets in excess of liabilities - 4.8%
411,153
Net Assets - 100%                                                $8,620,456

* Non-income producing.

^    This security was valued by the Board of Directors. See Note A.

#    See Note B.

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 1999

Assets
Investments in securities, at value                              $8,209,303
Cash                                               430,334
Receivable for securities sold                                      118,352
Interest and dividends receivable                                     7,458
Receivable for shares sold                                              165
Deferred organization expenses                                       14,068
Other assets                                                         14,029
     Total assets                                                 8,793,709

Liabilities
Payable for securities purchased                                     60,936
Payable to bank                                                      18,472
Payable for shares redeemed                                           3,008
Payable to Calvert - Sloan Advisors, L.L.C.                          32,981
Payable to Calvert Administrative Service Corp., Inc.                 1,156
Payable to Calvert Shareholder Services, Inc.                           540
Payable to Calvert Distributors, Inc.                                 1,910
Accrued expenses and other liabilities                               54,250
     Total liabilities                                              173,253
         Net Assets                                              $8,620,456

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value share authorized for
     Class A, B, and C combined:
         Class A: 872,219 shares outstanding    $9,989,906
         Class B: 7,297 shares outstanding                           75,530
         Class C: 1,398 shares outstanding                           14,066
Undistributed net investment income (loss)                          28,144)
Accumulated net realized gain (loss) on investments
     and foreign currencies                                     (1,903,629)
Net unrealized appreciation (depreciation) on investments
     and assets and liabilities in foreign currencies               472,727

     Net Assets                                                  $8,620,456

Net Asset Value per Share
Class A: (based on net assets of $8,535,713)
$9.79
Class B: (based on net assets of $71,115)                             $9.75
Class C: (based on net assets of $13,628)                             $9.75

See notes to financial statements.

Statement of Operations
year Ended March 31, 1999

Net Investment Income
Investment Income
     Dividend income (net of foreign taxes of $14,550)             $250,408
     Interest income                                                  2,029
         Total investment income                                    252,437

Expenses
     Investment advisory fee                                        151,986
     Transfer agency fees and expenses                               30,379
     Distribution Plan expenses
         Class A                                                     34,958
         Class B                                                        299
         Class C                                                         51
     Directors' fees and expenses                                    56,808
     Administrative fees                                             24,995
     Accounting Fees                                                  3,364
     Custodian fees                                                  50,595
     Registration fees                                               41,538
     Reports to shareholders                                          4,844
     Professional fees                                               24,161
     Organizational expenses                                         13,651
     Miscellaneous                                                    1,136
         Total expenses                                             438,765
         Reimbursement from Advisor
              Class A                                              (53,755)
              Class B                                               (9,813)
              Class C                                               (9,469)
         Fees paid indirectly                                      (29,178)
              Net expenses                                          336,550

                Net Investment Income (Loss)                       (84,113)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
         Investments                                            (1,112,955)
         Foreign currency transactions                            (194,090)
                                                                (1,307,045)
Change in unrealized appreciation or (depreciation) on:
         Investments and foreign currencies    (1,778,429)
         Assets and liabilities denominated in foreign currencies
(118)
                                                                (1,778,547)

              Net Realized and Unrealized Gain
              (Loss)                                            (3,085,592)

              Increase (Decrease) in Net Assets
                   Resulting From Operations                   ($3,169,705)


See notes to financial statements.

Statements of Changes in Net Assets

                                                Year Ended       Year Ended
                                                 March 31,        March 31,
Increase (Decrease) in Net Assets                     1999             1998
Operations
     Net investment income (loss)                ($84,113)        ($61,150)
Net realized gain (loss)                       (1,307,045)        (534,598)
     Change in unrealized appreciation
     or (depreciation)                         (1,778,547)        1,313,989

         Increase (Decrease) in Net Assets
         Resulting From Operations             (3,169,705)          718,241

Distributions to shareholders
     In excess of net realized gain                   ----        (114,461)
Total distributions                                   ----        (114,461)

Capital share transactions
     Shares sold
         Class A                                   954,326        2,510,992
         Class B                                    77,900               --
         Class C                                    14,509               --
     Reinvestment of distributions
         Class A                                      ----          110,992
         Class B                                      ----             ----
         Class C                                      ----             ----
     Redemption fees
         Class A                                     1,576            8,250
         Class B                                      ----             ----
         Class C                                      ----               __
     Shares redeemed
         Class A                                 (871,540)        (825,900)
         Class B                                      ----             ----
         Class C                                      ----             ----
Total capital share transactions                   176,771        1,803,534

Total Increase (Decrease) in Net Assets        (2,992,934)        2,407,314

Net Assets
Beginning of year                               11,613,390        9,206,076
End of year (including undistributed net investment
income (loss) of ($28,144)and
($66,014), respectively)                        $8,620,456      $11,613,390


See notes to financial statements.

                                                Year Ended       Year Ended
                                                 March 31,        March 31,
Capital Share Activity                                1999             1998
Shares sold
         Class A                                    82,112          200,578
         Class B                                     7,297               --
         Class C                                     1,398               --
Reinvestment of distributions
         Class A                                      ----            9,874
         Class B                                      ----             ----
         Class C                                      ----               __
Shares redeemed
         Class A                                  (80,307)         (67,667)
         Class B                                      ----             ----
         Class C                                      ----             ----
Total capital share activity                        10,500          142,785


See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Africa Fund (the "Fund"), the sole series of Calvert New World Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on December 22, 1994 and began operations on April 12, 1995. Effective June 1, 1998, the Fund began to offer three classes of shares, each with different expense levels and sales charges. Class A shares of capital stock are sold with a maximum front-end sales charge of 4.75%. This is a change from the former charge of 2.5%. In addition, the redemption fee charge of 2% for shares held less than two years was eliminated. Class B shares of capital stock are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on Class B shares at the time of redemption, depending on how long you have owned the shares. Class C shares of capital stock are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on Class C shares sold within one year. Class B and C shares have higher expenses than Class A shares, including higher Distribution Plan expenses. Effective June 1, 1998, the Distribution Plan for Class A was changed from .75% to .25%, based on the classes' average daily net assets. Class B and C Distribution Plans are 1.00%.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At March 31, 1999, $413,914 or 4.8% of net assets, were valued by the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S.

dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassification's are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: Charges to shareholders for redemption of shares held for less than two years are used to defray the Fund's cost of shares redeemed. The redemption fee charge was eliminated effective June 1, 1998.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Organization Expenses: Expenses incurred in the organization of the Fund are capitalized and amortized over a five year period.

Note B -- Related Party Transactions

Calvert-Sloan Advisers, L.L.C. (the "Advisor") is jointly owned by Calvert Group, Ltd. (which is indirectly wholly-owned by Acacia Mutual Holding Corporation) and Sloan Holdings, Inc. Effective January 1, 1999, Acacia Mutual Holding Corporation merged with Ameritas Mutual Insurance Holding Company to form Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.50% of the Fund's average daily net assets. Effective June 1998, the Fund began paying monthly performance fee of plus or minus up to .10%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the Morgan Stanley Capital International South Africa U.S. Dollar Index. For the year ended March 31, 1999, the performance fee adjustment increased advisory fees by $2,017. The performance fee was eliminated as of March 31, 1999.

The Advisor voluntarily reimbursed the Fund for advisory fees, administrative fees and other operating expenses of $73,037.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by the shareholders, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively.

The Distributor received $8,982 as its portion of commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc.(CSSI), is the shareholder servicing agent for the Fund. For its services, CSSI received $6,548 for the year ended March 31, 1999. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of the Fund.

Each Director who is not affiliated with the Advisor receives an annual fee of $1,000 plus $1,000 for each Board and Committee meeting attended.
Africa Church, which is an affilate because the Fund owns over 5% of the voting securities, was purchased at a cost of $250,000 for 2,500 common shares and 2,500 convertible preferred shares.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $5,548,141 and $5,126,814, respectively.

The cost of investments owned at March 31, 1999 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $474,765, of which $1,463,007 related to appreciated securities and $988,242 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had $18,472 outstanding borrowings at an interest rate of 5.625% at March 31, 1999.

Financial Highlights

                                               Years Ended
                                                 March 31,        March 31,
Class A Shares                                        1999             1998
Net asset value, beginning                          $13.34           $12.65
Income from investment operations
     Net investment income                           (.10)            (.07)
     Net realized and unrealized gain (loss)        (3.45)              .89
         Total from investment operations           (3.55)              .82
Distributions from
     In excess of net realized gain                   ----            (.13)
         Total distributions                          ----            (.13)
Total increase (decrease) in net asset value                         (3.55)
 .69
Net asset value, ending                              $9.79           $13.34

Total return*                                     (26.61%)            6.72%
Ratios to average net assets:
     Net investment income (loss)                   (.84%)           (.60%)
     Total expenses+                                 3.65%            3.76%
     Net expenses                                    3.36%            3.25%
     Expenses reimbursed                              .54%             .89%
Portfolio turnover                                     60%              74%
Net assets, ending (in thousands)                   $8,536          $11,613
Number of shares outstanding,
     ending (in thousands)                             872              870

                                                      Periods Ended
                                                 March 31,        March 31,
                                                      1997            1996^
Net asset value, beginning                          $12.00           $12.00
Income from investment operations
     Net investment income                           (.05)            (.04)
     Net realized and unrealized gain (loss)           .70              .04
         Total from investment operations              .65               --
Distributions from
     In excess of net realized gain                     --               --
         Total distributions                            --               --
Total increase (decrease) in net asset value                            .65
--
Net asset value, ending                             $12.65           $12.00

Total return*                                        5.42%            0.00%
Ratios to average net assets:
     Net investment income (loss)                   (.45%)        (.54%)(a)
     Total expenses+                                 3.54%         3.75%(a)
     Net expenses                                    3.25%         3.24%(a)
     Expenses reimbursed                             1.33%         1.24%(a)
Portfolio turnover                                     23%               6%
Net assets, ending (in thousands)                   $9,206           $7,974
Number of shares outstanding,
     ending (in thousands)                             728              664

Financial Highlights
                                                               Period Ended
                                                                  March 31,
Class B Shares                                                       1999^^
Net asset value, beginning                                           $13.13
Income from investment operations
     Net investment income                                            (.06)
     Net realized and unrealized gain (loss)                         (3.32)
         Total from investment operations                            (3.38)
Total increase (decrease) in net asset value
(3.38)
Net asset value, ending                                               $9.75

Total return*                                                      (25.74%)
Ratios to average net assets:
     Net investment income (loss)                                (1.48%)(a)
     Total expenses+                                               4.68%(a)
         Net expenses                                              4.02%(a)
         Expenses reimbursed                                      32.86%(a)
Portfolio turnover                                                      60%
Net assets, ending (in thousands)                                       $71
Number of shares outstanding,
     ending (in thousands)                                                7


                                                               Period Ended
                                                                  March 31,
Class C Shares                                                       1999^^
Net asset value, beginning                                           $13.13
Income from investment operations
     Net investment income                                            (.05)
     Net realized and unrealized gain (loss)                         (3.33)
         Total from investment operations                            (3.38)
Total increase (decrease) in net asset value
(3.38)
Net asset value, ending                                               $9.75

Total return*                                                      (25.74%)
Ratios to average net assets:
     Net investment income (loss)                                (1.36%)(a)
     Total expenses+                                               5.52%(a)
     Net expenses                                                  4.02%(a)
     Expenses reimbursed                                         184.03%(a)
Portfolio turnover                                                      60%
Net assets, ending (in thousands)                                       $14
Number of shares outstanding,
     ending (in thousands)                                                1


(a)  Annualized
* Total return does not reflect deduction of any front-end or deferred sales charge.
+    Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
^    From April 12, 1995 inception.
^^ From June 1, 1998 inception.

A special meeting of shareholders was scheduled for February 24, 1999. There were several proposals voted upon at the meeting. A brief description of each proposal and the number of votes received for, against, and votes to abstain is shown below.

Proposal 1 - To elect the Board of Directors.
Nominees                   For              Against
Elias Belayneh             537,474          3,844
Robert Browne              537,557          3,761
Bertie Howard              537,622          3,696
Barbara Krumsiek           537,622          3,696
Reno Martini               537,622          3,696
Madala Mthembu             537,622          3,696
Donald Norland             537,622          3,696
Maceo Sloan                537,622          3,696
Tim Smith                  537,622          3,696

Proposal 2-To approve a new investment advisory agreement with the investment advisor, Calvert-Sloan Advisers, L.L.C. ("Calvert-Sloan").
     For              Against           Abstain
     537,850          2,052             1,415

Proposal 3-To approve a new investment subadvisory agreement with the investment subadvisor, New Africa Advisers, Inc.
     For             Against            Abstain
     537,673         2,229              1,415

Proposal 4-To approve a new investment subadvisory agreement with the investment subadvisor, Calvert Asset Management Company, Inc.
     For             Against            Abstain
     538,851         1,051              1,415

Proposal 5-To authorize CNWF and/or Calvert-Sloan to enter into a new and/or materially amend an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.
     For             Against            Abstain           Broker Non-Vote
     451,179         4,506              1,863             83,770

Proposal 6--To change the fundamental investment restriction concerning diversification.
     For             Against            Abstain           Broker Non-Vote
     453,723         1,864              1,961             83,770

Proposal 7--To ratify the Board's selection of auditors,
PricewaterhouseCoopers LLP.
     For             Against            Abstain
     537,546         1,900              1,871

Calvert Group and the Year 2000
Plans and Progress

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One--Assess Systems and Software. Develop an Action Plan
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

     Calvert Group systems--portfolio trading, sales contact and reporting and internal management reporting transfer agency systems--shareholder record-keeping and transaction processing subadvisor systems--investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two--Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three--Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.

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